Exhibit 99.1

IRON HORSE ACQUISITIONS ANNOUNCES BUSINESS COMBINATION

AGREEMENT WITH PARENT OF Zhong Guo Liang Tou Group

Limited (d/b/a china food investment)

TOLUCA LAKE, CALIFORNIA, USA and HONG KONG, PRC, October 2, 2024 (BUSINESSWIRE) – Iron Horse Acquisitions Corp. (NASDAQ: “IROH”), a Delaware corporation formed as a special purpose acquisition company (“Iron Horse”), today announced that it has entered into a definitive business combination agreement dated September 27, 2024 (the “BCA”) with Rosey Sea Holdings Limited (興海控股有限公司), a British Virgin Islands company (“Rosey Sea”), and the parent company of Zhong Guo Liang Tou Group Limited (中国粮投集团有限公司), d/b/a China Food Investment, a British Virgin Islands company (collectively, “CFI”).

Iron Horse is the first vehicle in the Iron Horse family of SPACs, the management of which is excited to announce its first SPAC business combination with this release. EF Hutton LLC acted as sole book running manager in the initial SPAC offering and served as Capital Markets Advisor to Iron Horse. Upon consummation of the proposed business combination, Iron Horse will acquire from Rosey Sea one hundred percent of the issued and outstanding equity capital of CFI, resulting in CFI becoming a wholly owned subsidiary of Iron Horse, with Iron Horse planning to change its name to China Food Investment.

CFI is a company focused on the production and sale of health and agricultural biotechnology food products through subsidiaries in Hong Kong, PRC and Mainland China. By integrating health-focused research and development, the Company, including through the distribution of its food products, advocates the consumption of green and healthy food as the industry continues to grow in Asia and internationally. CFI has a growing sales community and product reach and is now conducting a more expansive commercial launch with the goal of becoming a leading online-offline health foods sales group in Asia and internationally.

The parties expect the business combination to close in the first quarter of 2025 with the post-closing company’s shares still being listed on The Nasdaq Stock Market. The transaction is subject to closing conditions under the BCA, including completion of certain due diligence review and regulatory approvals, including required Nasdaq approval. The combined company will have an estimated post-transaction enterprise value of $523 million.

“This is an exciting moment for CFI. We expect our merger with Iron Horse will bring significant opportunities for CFI to grow its promise of green and healthy food products as we continue expanding. We know Iron Horse set out to find a company who want to better the world in some way, and CFI’s focus on health holds the potential to do just that,” said Mr. Sean Jiang, Chairman of CFI.

“We are incredibly excited to announce our first deal for what we hope to grow into the Iron Horse family of SPACs”, said Jose A. Bengochea, CEO of Iron Horse Acquisitions.

Lucosky Brookman LLP is serving as legal counsel to Iron Horse.

About Iron Horse Acquisitions Corp.

Iron Horse Acquisitions Corp. (NASDAQ: “IROH”) is a diverse-led blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About Zhong Guo Liang Tou Group Limited

Zhong Guo Liang Tou Group Limited (“CFI”) is an enterprise that integrates research and development, production, and sales of food biotech and healthy products. The products advocate the consumption concept of green and healthy and aims to become the leading online-offline health foods sales group in Asia and internationally.

Important Information About the Business Combination Where to Find It

This press release relates to a proposed business combination transaction among the parties set forth above referred to herein as the “Business Combination.” A full description of the terms of the proposed Business Combination will be provided in a registration statement and/or proxy statement or proxy statement/prospectus related to the proposed Business Combination (the “Proxy Statement”). This communication is not intended to be, and is not, a substitute for the Proxy Statement or any other document Iron Horse has filed or may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed Business Combination. Each of CFI and Iron Horse urge its investors, stockholders and other interested persons to read, when available, the Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about CFI, Iron Horse, and the proposed Business Combination. The Proxy Statement will be mailed to stockholders of Iron Horse as of a record date to be established for voting on the proposed Business Combination. Before making any voting or investment decision, investors, and stockholders of Iron Horse are urged to carefully read the entire Proxy Statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about Iron Horse, CFI and the proposed Business Combination. Once available, Iron Horse shareholders and other interested persons will also be able to obtain a copy of the Proxy Statement, and other documents filed with the SEC, without charge, by directing a request to: Iron Horse Acquisitions Corp., P.O. Box 2506, Toluca Lake, CA 91610, (310) 290-5383 or on the SEC’s website at www.sec.gov.

Participants in Solicitation

CFI and Iron Horse, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies from Iron Horse’s stockholders with respect to the proposed Business Combination. Information about the directors and executive officers of Iron Horse and their ownership is set forth in Iron Horse’s filings with the SEC, including its prospectus relating to its initial public offering, which was filed with the SEC on December 29, 2023. More detailed information about the names and interests of the directors and officers of CFI and Iron Horse in the proposed Business Combination will be set forth in Iron Horse’s filings with the SEC, including, when filed with the SEC, the Proxy Statement and other documents filed with the SEC. These documents can be obtained free of charge from the sources specified above and at the SEC’s website at www.sec.gov.

This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision with respect to the proposed Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or with respect to the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Iron Horse’s and CFI’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Iron Horse’s and CFI’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination, and the timing of the completion of the proposed Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Iron Horse’s and CFI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could prevent the closing of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Iron Horse and CFI following this announcement of the signing of the BCA; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Iron Horse or certain regulatory approvals, or to satisfy other conditions to closing; (4) the effect of the announcement or pendency of the proposed Business Combination on CFI’s business relationships, operating results and business generally; (5) risks that the proposed Business Combination disrupts CFI’s current plans and operations; (6) changes in applicable laws or regulations; (7) the possibility that Iron Horse or CFI may be adversely affected by other economic, business, and/or competitive factors; (8) risks related to the organic and inorganic growth of CFI’s business and the timing of expected business milestones; and (9) other risks and uncertainties indicated in the final prospectus of Iron Horse for its initial public offering and the Proxy Statement, including those under “Risk Factors” therein, and in Iron Horse’s other filings with the SEC. Iron Horse cautions that the foregoing list of factors is not exclusive. Iron Horse and CFI caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Iron Horse and CFI do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, other than as required by law.

Contacts:

For Iron Horse Acquisitions Corp:

Bill Caragol
bill@ironhorseacquisitions.com

For China Food Investment:

Mr. Sean Jiang
china@foodinvestment.cn

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